UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               _________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 13, 2006 (July 12, 2006)

                               _________________

                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-24020                61-1321992
 (State or Other Jurisdiction      (Commission           (I.R.S. Employer
       of Incorporation)           File Number)         Identification No.)

   101 Bullitt Lane, Suite 450
      Louisville, Kentucky                                    40222
      (Address of Principal                                 (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.02       Results of Operations and Financial Condition.

                On July 12, 2006, Sypris Solutions, Inc. (the "Company") reported that it is lowering its financial outlook for the second quarter. The Company now expects to report a loss for the second quarter in the range of $0.02 to $0.04 per diluted share compared to prior guidance for earnings of $0.10 to $0.12 per diluted share. Revenue for the second quarter is expected to be in the range of $132 to $133 million, which is consistent with prior guidance of $130 to $135 million. Free cash flow is expected to be in excess of $20 million, significantly exceeding prior guidance. The full text of the press release is set forth in Exhibit 99 hereto.

                The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                            Section 7 - Regulation FD

Item 7.01       Regulation FD Disclosure.

                On July 12, 2006, Sypris Solutions, Inc. (the "Company") reported that it is lowering its financial outlook for the second quarter. The Company now expects to report a loss for the second quarter in the range of $0.02 to $0.04 per diluted share compared to prior guidance for earnings of $0.10 to $0.12 per diluted share. Revenue for the second quarter is expected to be in the range of $132 to $133 million, which is consistent with prior guidance of $130 to $135 million. Free cash flow is expected to be in excess of $20 million, significantly exceeding prior guidance. The full text of the press release is set forth in Exhibit 99 hereto.

                The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                  Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number        Description of Exhibit
     --------------        ----------------------
     99                    Press release issued July 12, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 13, 2006                       Sypris Solutions, Inc.


                                           By: /s/ T. Scott Hatton
                                               ---------------------------------
                                               T. Scott Hatton
                                               Vice President and Chief
                                               Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number                                   Description
-------                                  -----------

  99                   Registrant's press release dated July 12, 2006.